                                                                   Exhibit 10.11


                        ASSIGNMENT OF LEASES AND RENTS
                        ------------------------------

     This Assignment of Leases and Rents ("Assignment") is made as of the 24th day of September 1996, from MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P., a Rhode Island limited partnership having an address at c/o Host Marriott Corporation, 10400 Fernwood Drive, Bethesda, Maryland 20817 ("Borrower") to NATIONAL BANK OF CANADA, having an address at 125 West 55th Street, New York, New York 10019 ("Lender");

                               R E C I T A L S:
                               ---------------

     A. Borrower and Lender previously entered into that certain Loan Agreement dated as of June 12, 1989 whereby Lender made a loan (the "Original Loan") to Borrower as evidenced by that certain Promissory Note Secured by Mortgage dated as of June 12, 1989, and having a maturity date of June 12, 1996 (the "Original Note").

     B. The Original Note was secured in part by, among other things, that certain Leasehold Mortgage, Security Agreement and Assignment of Rents granted by Borrower to

This Assignment was prepared by and after recording return to:

Rudnik & Wolfe
203 North LaSalle Street
Suite 1800
Chicago, Illinois 60601
Attn:  John T. Cusak, Esq.

Lender and dated as of June 12, 1989 and recorded June 13, 1989 in the Recorder's Office for Cook County, Illinois (the "Recorder's Office") as Document No. 89266493, assigning to Lender, among other things, certain leases and rents described therein and located on the real property described on Exhibit A hereto (the "Land").

     C. In accordance with that certain Amended and Restated Loan Agreement (the "Loan Agreement") of even date herewith between Borrower and Lender, Lender has made a loan to Borrower in the principal sum of Twenty Five Million Five Hundred Thousand and 00/100 Dollars ($25,500,000.00) with a scheduled maturity date of June 12, 2001 (the "Loan"), which Loan is evidenced by a certain Amended and Restated Secured Promissory Note, amending and restating the Original Note in its entirety (-such Amended and Restated Secured Promissory Note, together with any replacement therefor which may be issued from time to time pursuant to the Loan Agreement, the "Note").

     D. The Note is secured by, among other things, that certain Amended and Restated Leasehold Mortgage (the "Mortgage") dated of even date herewith granted by Borrower to Lender and recorded on ______________, 1996 in the Recorder's Office as Document No. ________________.

     E. Borrower owns the leasehold interest in the Land and owns all buildings and improvements located thereon (said buildings and improvements together with Borrower's leasehold interest in the Land are hereinafter collectively referred to as the "Premises").

     F. Pursuant to the Loan Agreement, Borrower is required to enter into this Assignment for the purposes hereinafter set forth.

     G. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     NOW, THEREFORE, Borrower, for and in consideration of these presents and the mutual agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, and as further and additional security for payment of the Note; the principal sum, interest, premiums and other indebtedness evidenced thereby; any amendments, extensions or renewals of the Note; any other indebtedness or obligation secured or guaranteed by the Mortgage; payment of all other sums with interest thereon becoming due and payable to Lender under the provisions of this Assignment; and the performance and discharge of each and every obligation, covenant and agreement of Borrower contained in this Assignment, the Note, the Mortgage, the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement), does hereby sell, assign and transfer unto Lender its interest in (i) the Identified Leases, if any, shown on Schedule I attached hereto; (ii) all leases, licenses or tenancies (specifically including concessions and leases or agreements for the use or occupancy of guest rooms or suites) of the Premises or any part thereof, or any letting of or agreement for the use or occupancy of the Premises or any part thereof, whether written or oral, heretofore or hereafter made or agreed to by any party, including without limitation, Lender in the exercise of the powers herein conferred or otherwise; and (iii) any and all extensions, renewals and replacements of any of the foregoing (all of the leases, tenancies, agreements and rights described above are herein referred to as the "Leases" and each Lease having a term of continuous occupancy of not less than one (1) year and annual rental of not less than Twenty Thousand and 00/100 Dollars ($20,000.00) is herein referred to as a "Major Lease"), together with all the rents, room rents, income, issues and profits now due and which may hereafter become due under or by virtue of the Leases, together with all guaranties of any of the foregoing, it being the intention hereby to establish an absolute transfer and assignment of all of the foregoing to Lender.

     To protect and further the security of this Assignment, Borrower agrees as follows:

     1.  Agreements Regarding Leases.  Borrower represents and warrants unto
         ---------------------------
Lender as follows:

          (a) Borrower is the sole owner of the entire interest of the landlord in and to the Leases; without Lender's prior written consent, Borrower will not transfer, sell, assign, pledge, encumber or grant a security interest in any of the Leases; without Lender's prior written consent, Borrower will not consent to, suffer or permit the assignment or subletting of any leasehold estate created thereunder; any attempted assignment or subletting without Lender's written consent, whether by Borrower or by a tenant, shall be null and void;

          (b) [INTENTIONALLY LEFT BLANK]

          (c) Borrower will promptly notify Lender of any default or alleged default by landlord or tenant under the Major Leases of which it becomes aware;

          (d) if any Lease provides for the abatement of rent during repair of the premises demised thereunder by reason of fire or other casualty, Borrower shall furnish rental insurance to Lender in an amount and form and written by insurance companies as shall be satisfactory to Lender;

          (e) Borrower shall not hereafter permit any Lease to become subordinate to any lien other than the lien of the Mortgage and any liens to which the Mortgage is now, or may pursuant to its terms become, subordinate, nor terminate, modify or amend any of the Major Leases or any of the terms thereof without the prior written consent of Lender, and any attempted termination, modification or amendment of any of the Major Leases without such written consent shall be null and void;

          (f) no payment of rent has been or will be made by any tenant or by any person in possession of any portion of the Premises for more than one month's installment in advance;

          (g) no payment of rent has been or will be waived, released, reduced or discounted, or otherwise discharged or compromised by Borrower;

          (h) Borrower hereby waives any right of set-off against any tenant or any person in possession of any portion of the Premises; Borrower has not made and will not make any other or further assignment of the rents, issues, income or profits of the Pre mises or of the Leases except subsequent to or in connection with the release of this Assignment with respect to such portion of the Premises so released;

          (i) Borrower shall perform all of its covenants and agreements under the Major Leases and shall not suffer or permit any release of liability of, or right to withhold payment of rent by, the tenants therein;

          (j) Borrower shall not commence or continue proceedings to evict, remove or dispossess any tenant under any Major Lease or to terminate any Major Lease without prior written consent of Lender;

          (k) the Identified Leases, if any, and all other existing Leases are valid and unmodified and in full force and effect, except as indicated herein, and neither the landlord nor any of the tenants thereunder are in default under any of the terms, covenants or conditions thereof, no event or condition has occurred or presently exists which would, but for the passage of time, the giving of notice, or both, constitute a default by either the landlord or any of the tenants thereunder, and none of the tenants thereunder has any rights of set-off or counterclaim or any defense to full performance of such tenant's obligations thereunder;

          (l) Borrower shall not waive, cancel, release, modify, excuse, condone, discount, set-off, compromise or in any manner release or discharge any tenant under any of the Major Leases from any obligation, covenant, condition or requirement of said Major Leases, without prior written consent of Lender;

          (m) Borrower shall enforce, or secure in the name of Lender, the performance of each and every obligation, term, covenant, condition and agreement of a Major Lease to be performed by any tenant or any guarantor thereof;

          (n) Borrower shall (i) appear in and prosecute and/or defend any action or proceeding arising under, occurring out of or in any manner connected with any Major

     Lease or the obligations, duties or liabilities of Borrower or any tenant thereunder, (ii) do so in the name and on the behalf of Lender, upon the request of Lender, but at the expense of Borrower, and (iii) pay all costs and expenses of Lender, including reasonable attorneys' fees and disbursements, in any such action or proceeding; and

          (o) Borrower shall deliver to Lender executed copies of all existing and future Major Leases when executed.

Any amounts received by Borrower or its agents for performance of any actions prohibited by the terms of this Assignment, including any amounts received in connection with any cancellation, modification or amendment of any of the Leases prohibited by the terms of this Assignment and any amounts received by Borrower as rents, income, issues or profits from the Premises from and after the date of any Event of Default (as defined in the Loan Agreement) under the Loan Agreement or under any of the Loan Documents, which default shall not have been cured within the time periods, if any, expressly established therefor, shall be held by Borrower as trustee for Lender and all such amounts shall be accounted for to Lender and shall not be commingled with other funds of Borrower. Any person acquiring or receiving all or any portion of such trust funds shall acquire or receive the same in trust for Lender as if such person had actual or constructive notice that such funds were impressed with a trust in accordance herewith; by way of example and not of limitation, such notice may be given by an instrument recorded with the Recorder of Deeds of the county in which the Premises are located stating that Borrower has received or will receive such amounts in trust for Lender. Nothing in subsections (f) and (g) of this Paragraph 1 shall be deemed to limit Borrower's ability to operate the Premises in accordance with the commercially reasonable standards for a comparable first-class hotel.

     2.   Waiver of Liability.  Nothing herein contained shall be construed as
          -------------------
constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Premises by Lender pursuant to the provisions hereinafter contained. In the exercise of the powers granted by this Assignment, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

     3.   Further Assurances and Assignments.  Borrower further agrees to
          ----------------------------------
execute and deliver immediately upon the request of Lender, all such further assurances and assignments concerning the Leases or the Premises as Lender shall from time to time require, it being understood that all such Leases shall be automatically assigned by Borrower to Lender pursuant to this Assignment.

     4.   Exercise of Remedies.  In any case in which, under the provisions of
          --------------------
the Mortgage, Lender has a right to institute foreclosure proceedings, whether before or after insti tution of legal proceedings to foreclose the lien thereof or before or after sale thereunder, upon demand of Lender, Borrower agrees to surrender to Lender and Lender shall be entitled to take actual possession of the Premises or any part thereof personally, or by its agents or attorneys, and Lender in its discretion may, with or without force or notice and with or without process of law, enter upon and take and maintain possession of all or any part of the Premises, together with all the documents, books, records, papers and accounts of Borrower or successor to Borrower's interest in the Premises relating thereto, and may exclude Borrower, its agents, or servants, wholly therefrom and may as attorney-in-fact or agent of Borrower, or in its own name as mortgagee and under the powers herein granted, hold, operate, manage and control the Premises and conduct the business, if any, thereof either personally or by its agents, with full power to use such measures, legal or equitable, as in its discretion may be deemed proper or necessary to enforce all obligations under the Leases together with the payment of rents, income, issues and profits of the Premises, including actions for the recovery of rent, actions in forcible detainer and actions in distress of rent, hereby granting full power and authority to exercise each of the rights, privileges and powers herein granted at any and all times hereafter, and with full power to cancel or terminate any Lease or sublease for any cause or on any ground which would entitle Borrower to cancel the same, to elect to disaffirm or terminate any Lease or sublease made subsequent to the Mortgage or subordinated to the lien thereof, to make all necessary or proper repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements to the Premises that may seem judicious, in its discretion, to insure and reinsure the same for all risks incidental to Lender's possession, operation and management thereof and to receive all such rents, income, issues and profits.

     5.   Indemnity.  Lender shall not at any time (regardless of any exercise
          ---------
by Lender, or right of Lender to exercise, any powers herein conferred) be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any Leases or rental agreements relating to the Premises, and Borrower shall and does hereby agree to indemnify and hold Lender harmless of and from any and all liability, loss or damage which Lender may or might incur under or by reason of (a) any Leases, (b) the as signment thereof, (c) any action taken by Lender or its agents hereunder, unless constituting willful misconduct or gross negligence, or (d) claims and demands which may be asserted against it by reason of any alleged obligations or undertakings on its part to (or to cause Borrower to) perform or discharge any of the terms, covenants or agreements contained in the Leases.

     6.   Application of Proceeds.  Lender, in the exercise of the rights and
          -----------------------
powers conferred upon it by this Assignment, shall have full power to use and apply the rents, income, issues and profits of the Premises to the payment of or on account of the following, in such order as Lender may determine:

          (a) operating expenses of the Premises, including costs of management and leasing thereof (including reasonable compensation to Lender's agents and Lender's attorneys' fees, and lease commissions and other compensation and expenses of seeking and procuring tenants and entering into Leases), establishing any claims for damages, and premiums on insurance hereinabove authorized; it being expressly understood and agreed that Lender in the exercise of such powers may so pay any claims purporting to be for any operating expenses of the Premises, without inquiry into, and without respect to, the validity thereof and whether such claims are in fact for operating expenses of the Premises;

          (b) taxes and special assessments now due or which may hereafter become due on the Premises;

          (c) the costs of all repairs, decorating, renewals, replacements, alterations, additions or betterments, and improvements of the Premises, including, without limitation, the cost from time to time of installing or replacing such fixtures, furnishings and equipment therein, and of placing the Premises in such condition as will, in the reasonable judgment of Lender, make it readily rentable;

          (d) any indebtedness secured or guaranteed by the Mortgage or any deficiency which may result from any foreclosure sale, including without limitation the amounts set forth in Paragraph 21 of the Mortgage.

     7.   Power of Attorney.  Borrower does hereby appoint irrevocably the
          -----------------
Lender as its true and lawful attorney in its name and stead and hereby authorizes Lender, with or without taking possession of the Premises, to rent, lease or let all or any portion of the Premises to any party or parties at such rental and upon such terms, in its discretion as it may determine, and to collect all of said rents, income, issues and profits now or hereafter arising from or accruing or due under the Leases with the same rights and powers and subject to the same immunities, exoneration of liability and rights of recourse and indemnity as Lender would have upon taking possession of the Premises pursuant to the provisions hereinafter set forth. Powers of attorney conferred upon Lender pursuant to this Assignment are powers coupled with an interest and cannot be revoked, modified or altered without the written consent of Lender.

     8.   Borrower's Limited License.  Notwithstanding anything to the contrary
          --------------------------
contained herein, provided that no Event of Default exists and no event has occurred that with notice or lapse of time or both would constitute an Event of Default, Borrower shall have the right under a license granted hereby and Lender hereby grants to Borrower, a license to collect, but not more than one month in advance, all of the amounts arising from or out of the Leases or any renewals or extensions thereof, or from or out of the Premises or any part thereof, but only as trustee for the benefit of Lender. So long as no Event of Default exists and no event has occurred that with notice, or lapse or time or both would constitute an Event of Default, Borrower may use the amounts in any manner not inconsistent with the Loan Documents. The license granted hereby shall be revoked automatically upon the occurrence of an Event of Default or an event that with notice, or lapse of time or both would constitute an Event of Default.

     9.   Instruction to Tenants.  Borrower further specifically and irrevocably
          ----------------------
authorizes and instructs each and every present and future tenant or tenant under any Lease of the whole or any part of the Premises to pay all unpaid rental agreed upon in any Lease or other agreement for occupancy of any part of the Premises to Lender upon receipt of demand from Lender so to pay the same, without the need for any inquiry as to whether or not said demand is made in compliance with the immediately preceding paragraph hereof and in such event Borrower hereby waives any and all rights to make any claim against each and every such tenant with respect thereto. Lender has not received or been transferred any security deposit with respect to any Lease, and assumes no responsibility for any such security deposit until such time such security deposit (specified as such with specific reference to the Lease pursuant to which deposited) may be transferred to Lender and accepted by Lender by written notice to the tenant under said Lease.

     10.  Election of Remedies.  The provisions set forth in this Assignment
          --------------------
shall be deemed a special remedy given to Lender, and shall not be deemed exclusive of any of the remedies granted in the Note or the Mortgage, but shall be deemed an additional remedy and shall be cumulative with the remedies therein and elsewhere granted Lender, all of which remedies shall be enforceable concurrently or successively. No exercise by Lender of any of its rights hereunder shall cure, waive or affect any default hereunder or Event of Default under the Note or the Mortgage. No inaction or partial exercise of rights by Lender shall be construed as a waiver of any of its such rights and remedies, and no waiver by Lender of any such rights and remedies shall be construed as a waiver by Lender of any of its other rights and remedies.

     11.  Continual Effectiveness.  No judgment or decree which may be entered
          -----------------------
on any debt or other obligation secured or intended to be secured under this Assignment for the benefit of Lender shall operate to abrogate or lessen the effect of this instrument, but the same shall continue in full force and effect until the payment, discharge and performance of any and all indebtedness and obligations evidenced by the Note or secured or guaranteed by the Mortgage, in whatever form, and until all bills incurred by virtue of the authority herein contained have been fully paid, or until such time as this instrument shall be voluntarily released. This instrument shall also remain in full force and effect during the pendency of any foreclosure proceedings, both before and after sale, until the issuance of a deed pursuant to a foreclosure decree, unless all indebtedness evidenced by the Note and secured by the Mortgage and the other Loan Documents (as defined in the Loan Agreement) is fully satisfied before the expiration of any period of redemption.

     12.  Bankruptcy.  In the event any tenant under the Leases should be the
          ----------
subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state or local statute which provides for the possible termination or rejection of the Leases assigned hereby, Borrower covenants and agrees that if any of the Leases is so terminated or rejected, no settlement for damages shall be made without the prior written consent of Lender, and any check or other method of payment in payment of damages for termination or rejection of any such Lease will be made or made payable both to Borrower and Lender. Borrower hereby assigns any such payment to Lender and further covenants and agrees that upon the request of Lender, it will duly endorse to the order of Lender any such check, the proceeds of which will be applied to whatever portion of the Indebtedness (as defined in the Mortgage) Lender may elect.

     13.  [INTENTIONALLY OMITTED]
          -----------------------

     14.  Notices.  All notices, requests and demands to or upon the respective
          -------
parties hereto, to be effective, shall be in writing and shall be delivered by hand or sent by (x) mail (certified or registered, postage prepaid, return receipt requested), (y) by a nationally recognized overnight courier service, or
(z) by facsimile transmission (provided that the original of any notice sent by facsimile transmission shall be sent by a nationally recognized overnight courier service) and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered if delivered by hand, or three Business Days (as defined in the Loan Agreement) following deposit if sent by certified or registered mail, or on the next Business Day following deposit with a nationally recognized overnight courier service, or upon receipt if sent by facsimile with an original by nationally recognized overnight courier service (provided that if said facsimile was received after 5:00 p.m. in the local time zone of the recipient on any Business Day, said notice shall not be deemed to have been received until the following Business Day), addressed in each case as follows, or to such address or other address as may be hereafter notified by such parties:

          Borrower:           Mutual Benefit Chicago Marriott Suite Hotel
                               Partners, L.P.
                                Host Marriott Corporation
                              10400 Fernwood Drive
                              Bethesda, Maryland 20817
                              Attention:  Law Department
                              Facsimile No.: (301) 380-6332

          Lender:             National Bank of Canada
                              New York Branch
                              125 West 55th Street
                              New York, NY 10022
                              Attention:  LoriAnn Curnyn
                              Facsimile No.: (212) 632-8775

     15.  Binding Agreements.  This Assignment and all provisions hereof shall
          ------------------
be binding upon Borrower, its successors, assigns, executors, administrators and legal representatives and all other persons or entities claiming under or through them, or either of them, and the word "Borrower," when used herein, shall include all such persons and entities and any others liable for the payment of the indebtedness secured hereby or any part thereof, whether or not they have executed the Note or this Assignment; provided, however, that Borrower shall not be entitled to assign its rights and obligations hereunder and any such assignment shall be void. The word "Lender," when used herein, shall include Lender's successors, assigns and legal representatives, including all other holders, from time to time, of the Note.

     16.  Governing Law; Interpretation.  This Assignment shall be governed by
          -----------------------------
the laws of the State of Illinois. Wherever possible, each provision of this Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provi sion of this Assignment shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment. Time is of the essence of this Assignment.

     17.  Miscellaneous.  Neither this Assignment nor any provision hereof may
          -------------
be amended, modified, waived, discharged or terminated orally. The Section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Assignment. As used in this Assignment, the singular shall include the plural and the plural shall include the singular, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires.

     18.  Non-Recourse.
          ------------

          (a) Extent of Non-recourse.  Anything in this Assignment to the
              ----------------------
     contrary notwithstanding, Lender shall have no personal recourse against either Borrower, any General Partner (as defined in the Loan Agreement), any limited partner of Borrower, or any Affiliated Party (as defined in the Loan Agreement) nor any officer, director, employee or agent of any of the foregoing for the repayment of any of the principal of or interest on the Loan or for any deficiency judgment that Lender may obtain after foreclosure of the liens securing such repayment, or, subject to the provisions of Paragraph 18(b) hereof, for any deficiency, loss or damage suffered by Lender as a result of the failure by Borrower or any General Partner to comply with any of the terms or conditions of this Agreement or any of the other Loan Documents and, subject to the provisions of Paragraph 18(b) hereof, Lender agrees not to seek recourse against any of the foregoing for any such deficiency, loss or damage. The foregoing limitations are limitations on Lender's right of recourse against Borrower and shall not impair the validity or enforceability of the indebtedness evidenced by the Note or any of the other obligations of Borrower under the Loan Documents secured by the Premises or the lien of or security interest in or the right of Lender as mortgagee or secured party to foreclose and/or enforce its rights in the Premises after default by Borrower or any General Partner.

          (b) Borrower's Liability for Damages or Misapplication of Funds.  The
              -----------------------------------------------------------
     provisions of Paragraph 18(a) hereof to the contrary notwithstanding, Borrower and its General Partner shall be fully liable (i) for any damages attributable to fraud or material misrepresentation in any Loan Document or in any written communication by Borrower in connection with the Loan or in connection with the Original Loan; (ii) for the retention of any rental income or other income arising with respect to all or any part of the Premises covered by the Mortgage after Lender has given to Borrower any notice that Borrower is in default hereunder or under the other Loan Documents and that Lender has exercised its option to accelerate maturity of the Note, foreclose or require the foreclosure of the liens securing payment thereof, receive or collect such rental income or other income or exercise its rights under the Loan Documents (to the full extent of the rental income or other income retained after the giving of any such notice); (iii) for any Gross Revenues (as defined in the Loan Agreement) distributed to any partners in Borrower subsequent to the date hereof; (iv) for any Gross Revenues, Net House Profits (as defined in the Loan Agreement) or Excess Cash Flow (as defined in the Loan Agreement) not applied as required pursuant to Article 8 of the Loan Agreement; (v) for the misapplication of (A) proceeds paid prior to any such foreclosure under any insurance policies by reason of damage, loss or destruction to any portion of the property covered by the Mortgage (to the full extent of such proceeds), or (B) any proceeds or awards resulting from the condemnation, prior to any such foreclosure, of all or any part of the property covered by the Mortgage (to the full extent of such proceeds or awards); and (v) for damages arising from the breach of any representation, warranty, covenant or other obligation concerning Environmental Claims, Environmental Conditions or Environmental Noncompliance (except for matters set forth in Exhibit H to the Loan Agreement), including without limitation the indemnification provisions of Section 12.20 of the Loan Agreement.

          (c) Liability of General Partners.  To the extent of personal
              -----------------------------
     liability of Borrower under Paragraph 18(b) hereof, the General Partner of Borrower hereby agrees to be jointly and severally liable therefor and waives any requirement of law that in the event of a default hereunder Lender must proceed against Borrower or exhaust any assets of Borrower before proceeding against such General Partner or such General Partner's assets; provided, however, that in no event shall any limited partner of Borrower, any Affiliated Party (other than the General Partner) or any officer, director, employee or agent of any partner of Borrower or of any Affiliated Party (including any officer, director, employee or agent of the General Partner) have any liability under Paragraph 18(b) hereof, and Lender agrees that it shall not seek recovery from any party that is excluded from liability pursuant to this sentence.


     19.  Rights of Manager.  Borrower and Lender acknowledge that although this
          -----------------
Assignment is binding as between Borrower and Lender, nothing herein shall be construed as modifying or detracting from the rights of Manager with respect to Lender pursuant to Section 9 of the Assignment of Management Agreement.

     20. This Assignment may be executed in any number of counterparts, each of which shall constitute an original but all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Assignment to be executed as of the day and year first above written.


                                       BORROWER:

(SEAL)                                 MUTUAL BENEFIT CHICAGO
                                       MARRIOTT SUITE HOTEL
ATTEST:                                PARTNERS, L.P., a Rhode Island limited
                                       partnership

                                       By:  MOHS CORPORATION, a Delaware
By: /s/ David E. Reichmann                  corporation, its General Partner
   ---------------------------
     Name: David E. Reichmann
          --------------------
     Title: Asst. SEC.
           -------------------              By: /s/ Bruce D. Wardinski
                                               -----------------------------
                                                  Name: Bruce D. Wardinski
                                                        ---------------------
                                                  Title: Vice President
                                                        ---------------------


                                       LENDER:
(SEAL)
                                       NATIONAL BANK OF CANADA
ATTEST:


By: /s/ Joseph M. Triscoli             By: /s/ Lori Ann Curnyn
   ----------------------------            /s/ Joseph A. Klopkowski
     Name: Joseph M. Triscoli             --------------------------------------
          ---------------------           Name: Lori Ann Curnyn
     Title: Asst. VP                            Joseph A. Klopkowski
           --------------------                 --------------------------------
                                          Title: Vice President
                                                 Asst. Vice Pres.
                                                --------------------------------

STATE OF MARYLAND
                      SS
COUNTY OF MONTGOMERY


          I, Abbi J. Weismann, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Bruce D. Wardinski, Vice President of MOHS CORPORATION, a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Vice President appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation in its capacity as General Partner of Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P., for the uses and purposes therein set forth.

          GIVEN under my hand and Notarial Seal, this 24th day of September, 1996.


                                  /s/ Abbi J. Weisman
                                  --------------------------------------
                                              Notary Public

                                            ABBI J. WEISMAN
                                    NOTARY PUBLIC STATE OF MARYLAND
                                 My Commission Expires December 5, 1997

STATE OF NEW YORK
                      SS
COUNTY OF NEW YORK


     I, Una Teresa Finn, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Lori Ann Curnyn and Joseph A. Klopkowski, Vice President and Asst. Vice President of NATIONAL BANK OF CANADA, a Canadian Bank, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such they appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act and as the free and voluntary act of said Canadian Bank in its capacity as Vice President and Asst. V.P. of National Bank of Canada for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal, this 23 day of September, 1996.


                                      /s/ Una Teresa Finn
                                      ------------------------------------
                                                  Notary Public


                                      My Commission expires: 3/11/98
                                                            --------------

                                  SCHEDULE I


                             THE IDENTIFIED LEASES



                                     None

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------



PARCEL 1:

LOT 14 IN RIVERWAY SUBDIVISION-PHASE II, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED MARCH 11, 1992 AS DOCUMENT 92157888, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN FOR:

(A) INGRESS AND EGRESS FOR PEDESTRIAN AND VEHICULAR TRAFFIC IN, OVER AND THROUGH THE COMMON AREAS LOCATED ON THE ADJACENT TRACT (AS DEFINED BELOW), AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535338, MADE
BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(B) INGRESS AND EGRESS FOR PEDESTRIAN TRAFFIC IN, OVER AND THROUGH THE ENCLOSED WALKWAY ON THE ADJACENT TRACT (AS DEFINED BELOW), AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 DOCUMENT 88535338, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(C) THE LOCATION, INSTALLATION, MAINTENANCE AND REPAIR OF SATELLITE AND TELECOMMUNICATIONS EQUIPMENT ON THE ADJACENT TRACT (AS DEFINED BELOW), ALL AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535338, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(D) MINOR ENCROACHMENTS OF TENANT'S IMPROVEMENTS ONTO THE ADJACENT TRACT (AS DEFINED BELOW) DUE TO ENGINEERING ERRORS, ERRORS IN ORIGINAL CONSTRUCTION, CONSTRUCTION, RECONSTRUCTION, REPAIR, SETTLEMENT OR SHIFTING OR MOVING OF THE TENANT'S IMPROVEMENTS, AS CREATED BY FIRST AMENDMENT DATED MARCH 11, 1987 AND FILED APRIL 3, 1987 AS DOCUMENT LR3604965, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535337, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION; AND

(E) INGRESS AND EGRESS OVER THE ADJACENT TRACT AS REASONABLY NECESSARY FOR THE RECONSTRUCTION, MAINTENANCE, OPERATION AND REPAIR OF TENANT'S IMPROVEMENTS, AS CREATED BY FIRST AMENDMENT DATED MARCH 11, 1987 AND FILED APRIL 3, 1987 AS DOCUMENT LR3604965, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535337, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION.

ADJACENT TRACT:

LOTS 1 TO 8 IN RIVERWAY SUBDIVISION-PHASE I, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED JUNE 3, 1988 AS DOCUMENT 88241319 AND FILED AS DOCUMENT LR3713139, IN COOK COUNTY, ILLINOIS.

AND ALSO,

LOTS 9 TO 13 AND LOTS 15 TO 17 IN RIVERWAY SUBDIVISION-PHASE II, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED MARCH 11, 1992 AS DOCUMENT 92157888, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

EASEMENT IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN, AS CREATED IN SECOND AMENDMENT TO LEASE RECORDED FEBRUARY 9, 1989 AS DOCUMENT 89063670, MADE BY AND BETWEEN LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED FEBRUARY 1, 1988 AND KNOWN AS TRUST NUMBER 11300, SIMON-ROSEMONT DEVELOPERS, AN ILLINOIS LIMITED PARTNERSHIP, AND MARRIOTT CORPORATION, A DELAWARE CORPORATION, FOR A 5 INCH AT-GRADE EASEMENT FOR ACCOMODATING THE AS-BUILT CONDITION OF THE HOTEL GARDEN WALL, OVER THE FOLLOWING LEGAL
DESCRIPTION:

THAT PART OF THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SAID
SECTION 3 WITH THE EASTERLY LINE OF RIVER ROAD AS WIDENED BY CONDEMNATION IN CASE NO. 59C16022 AND SHOWN ON PLAT RECORDED AS DOCUMENT NUMBER 19251267; THENCE NORTH 05 DEGREES 11 MINUTES 36 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD AS WIDENED, 395.35 FEET; THENCE NORTH 79 DEGREES 26 MINUTES 12 SECONDS WEST, 0.91 FEET TO THE EASTERLY LINE OF RIVER ROAD, BEING A LINE 33.00 FEET, AS MEASURED AT RIGHT ANGLES, EASTERLY OF AND PARALLEL WITH THE CENTER LINE OF SAID ROAD; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD, 69.50 FEET; THENCE NORTH 68 DEGREES 08 MINUTES 35 SECONDS, EAST 56.73 FEET; THENCE NORTH 85 DEGREES 38 MINUTES 35 SECONDS EAST, 47.90 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG A CURVED LINE CONVEX SOUTHEASTERLY, HAVING A RADIUS OF 300.00 FEET AND BEING TANGENT TO SAID LAST DESCRIBED LINE AT SAID LAST DESCRIBED POINT, AN ARC DISTANCE OF 113.14 FEET TO A POINT OF TANGENCY (THE CHORE OF SAID ARC BEARS NORTH 74 DEGREES 50 MINUTES 21 SECONDS EAST, 112.47 FEET); THENCE NORTH 64 DEGREES 02 MINUTES 07 SECONDS EAST ALONG A LINE TANGENT TO SAID LAST DESCRIBED CURVED LINE AT SAID LAST DESCRIBED POINT, 7.87 FEET; THENCE SOUTH 34 DEGREES 21 MINUTES 25 SECONDS EAST, 169.84 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.41 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 25.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.50 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 24.58 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST,
14.00 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 15.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 8.50 FEET TO A POINT FOR A PLACE OF BEGINNING; THENCE CONTINUING SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 353.17 FEET; THENCE

SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 0.40 FEET; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST, 353.17 FEET; THENCE NORTH 79 DEGREES 21 MINUTES 25 SECONDS WEST, 0.40 FEET TO THE PLACE OF BEGINNING, LYING ABOVE A HORIZONTAL PLANE OF ELEVATION 628.70 FEET ABOVE U.S.G.S. DATUM AND LYING BELOW A HORIZONTAL PLANE OF ELEVATION 633.75 FEET ABOVE U.S.G.S. DATUM, IN COOK COUNTY, ILLINOIS.



PARCEL 4:

EASEMENT IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN, AS CREATED IN SECOND AMENDMENT TO LEASE RECORDED FEBRUARY 9, 1989 AS DOCUMENT 89063670, MADE BY AND BETWEEN LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED FEBRUARY 1, 1988 AND KNOWN AS TRUST NUMBER 113000, SIMON-ROSEMONT DEVELOPERS, AN ILLINOIS LIMITED PARTNERSHIP, AND MARRIOTT CORPORATION, A DELAWARE CORPORATION, FOR AN 8 INCH BELOW-GRADE EASEMENT FOR FOUNDATIONS OF THE GARDEN WALL, OVER THE FOLLOWING LEGAL DESCRIPTION:

THAT PART OF THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SAID
SECTION 3 WITH THE EASTERLY LINE OF RIVER ROAD AS WIDENED BY CONDEMNATION IN CASE NO. 59C16022 AND SHOWN ON PLAT RECORDED AS DOCUMENT NUMBER 19251267; THENCE NORTH 05 DEGREES 11 MINUTES 36 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD AS WIDENED, 395.35 FEET; THENCE NORTH 79 DEGREES 26 MINUTES 12 SECONDS WEST, 0.91 FEET TO THE EASTERLY LINE OF RIVER ROAD, BEING A LINE 33.00 FEET, AS MEASURED AT RIGHT ANGLES, EASTERLY OF AND PARALLEL WITH THE CENTER LINE OF SAID ROAD; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD, 69.50 FEET; THENCE NORTH 68 DEGREES 08 MINUTES 35 SECONDS EAST, 56.73 FEET; THENCE NORTH 85 DEGREES 38 MINUTES 35 SECONDS EAST, 47.90 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG A CURVED LINE CONVEX SOUTHEASTERLY, HAVING A RADIUS OF 300.00 FEET AND BEING TANGENT TO SAID LAST DESCRIBED LINE AT SAID LAST DESCRIBED POINT, AN ARC DISTANCE OF 113.14 FEET TO A POINT OF TANGENCY (THE CHORD OF SAID ARC BEARS NORTH 74 DEGREES 50 MINUTES 21 SECONDS EAST, 112.47 FEET) THENCE NORTH 64 DEGREES 02 MINUTES 07 SECONDS EAST ALONG A LINE TANGENT TO SAID LAST DESCRIBED CURVED LINE AT SAID LAST DESCRIBED POINT, 7.87 FEET; THENCE SOUTH 34 DEGREES 21 MINUTES 25 SECONDS EAST, 169.84 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.41 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 25.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.50 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 24.58 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST,
14.00 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 15.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 8.50 FEET TO A POINT FOR A PLACE OF BEGINNING; THENCE CONTINUING SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 353.17 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 0.67 FEET; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST, 353.17 FEET; THENCE NORTH 79 DEGREES 21 MINUTES 25 SECONDS WEST 0.67 FEET TO THE PLACE OF BEGINNING, LYING BELOW A HORIZONTAL PLANE OF ELEVATION 628.70 FEET ABOVE U.S.G.S. DATUM, IN COOK COUNTY, ILLINOIS.

PARCEL 5:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN AS SHOWN ON PLAT OF RIVERWAY SUBDIVISION - PHASE I RECORDED JUNE 3, 1998 AS DOCUMENT 88241321 AND FILED JUNE 3, 1998 AS DOCUMENT LR 3713139.

PARCEL 6:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN AS SHOWN ON PLAT OF RIVERWAY SUBDIVISION - PHASE II RECORDED MARCH 11, 1992 AS DOCUMENT 92157888.


COMMON ADDRESS
--------------

6155 North River Road
Rosemont, Illinois

PIN
---

12-03-103-015